Offerings - Offering: 1	Feb. 03, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 81,989,783.05
Amount of Registration Fee	$ 11,322.79
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of Franklin Lexington Private Markets Fund (the "Fund"). The fee of $11,322.79 was paid in connection with the filing of the Schedule TO by the Fund (File No. 005-94676) on November 14, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.